PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

6.           PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	As of December 31,
	2020	2021
Wi-Fi and network equipment	$32,893	$18,544
Office property	11,473	11,747
Software	10,311	10,558
Digital display network equipment	7,046	5,882
Computer and office equipment	2,937	12,671
Leasehold improvement	2,556	2,769
Furniture and fixture	914	785
Vehicle	777	586
Total original costs	68,907	63,542
Less: impairment	(26,262)	(16,353)
Less: accumulated depreciation	(29,852)	(28,067)
Construction in progress	690	180
Less: impairment on construction in process	(600)	—

Total property and equipment, net	$12,883	$19,302

Depreciation expense for the years ended December 31, 2019, 2020 and 2021 were $1,018, $1,334 and $3,954, respectively. Impairment loss recorded for the years ended December 31, 2019, 2020 and 2021 were all nil.